SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
Events After Reporting Period [Abstract]
SUBSEQUENT EVENTS	SUBSEQUENT EVENTS
(a)     Acquisition of Everise
    On January 8, 2021, the partnership, together with institutional partners, completed the acquisition of Everise Holdings Pte. Ltd. (“Everise”) for $360 million, comprising $240 million of equity. The partnership expects to fund $85 million of the investment for an approximate 35% ownership.
    Due to the recent closing of the acquisition, the complete valuation and initial purchase price accounting for the business combination is not available as at the date of release of these financial statements. As a result, the partnership has not provided amounts recognized as at the acquisition date for certain major classes of assets acquired and liabilities assumed.
(b)     GrafTech partial sale
Subsequent to December 31, 2020, the partnership, together with institutional partners, sold a total of 50 million shares of GrafTech, in two separate transactions, for proceeds of approximately $565 million, of which approximately $195 million was attributable to the partnership. As a result of the sale, the partnership’s economic interest in the business was reduced to approximately 13%.
(c)     Distribution
    On February 4, 2021, the Board of Directors declared a quarterly distribution in the amount of $0.0625 per unit, payable on March 31, 2021, to unitholders of record as at the close of business on February 26, 2021.